UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023 (December 11, 2023)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO 80241
(Address of principal executive offices)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 11, 2023, Ascent Solar Technologies, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Bid Price Requirement”).

The Notice does not result in the immediate delisting of the Company’s common stock from The Nasdaq Capital Market.

The Nasdaq Listing Rules require listed securities to maintain a minimum bid price of $1.00 per share and, based upon the closing bid price of the Company’s common stock for the 30 consecutive business days for the period October 27 through December 8, 2023, the Company no longer meets this requirement.

The Notice indicated that the Company will be provided 180 calendar days (or June 10, 2024) in which to regain compliance. If at any time during this 180 calendar day period the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Nasdaq staff (the “Staff”) will provide the Company with a written confirmation of compliance and the matter will be closed.

Alternatively, if the Company fails to regain compliance with Rule 5550(a)(2) prior to the expiration of the initial 180 calendar day period, the Company may be eligible for an additional 180 calendar day compliance period, provided (i) it meets the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the Bid Price Requirement) and (ii) it provides written notice to Nasdaq of its intention to cure this deficiency during the second compliance period by effecting a reverse stock split, if necessary. In the event the Company does not regain compliance with Rule 5550(a)(2) prior to the expiration of the initial 180 calendar day period, and if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is not otherwise eligible, the Staff will provide the Company with written notification that its securities are subject to delisting from The Nasdaq Capital Market. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company intends to monitor the closing bid price of its common stock and is considering its options to regain compliance with the Bid Price Requirement. The Company’s receipt of the Notice does not affect the Company’s reporting requirements with the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, the Company held its 2023 Annual Meeting of Stockholders on December 14, 2023. At the Annual Meeting, the Company’s stockholders approved the Company’s 2023 Equity Incentive Plan. The 2023 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2023 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the U.S. Securities and Exchange Commission on October 23, 2023 (the “Proxy Statement”). The summaries of the 2023 Plan set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 5, 2023, the Company convened its 2023 Annual Meeting of Stockholders. At the Annual Meeting, there was not a sufficient number of shares of the Company’s common stock present or represented by proxy in order to a constitute quorum. The Company adjourned the Annual Meeting without the transaction of any business. On December 14, 2023, the Company reconvened the Annual Meeting.

The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election of two Class A directors to serve a three year term ending in 2026, two Class B directors to serve a two year term ending in 2025 and one Class C director to serve a one year term ending in 2024, in each case until their respective successors are duly elected and qualified.

Nominee	Votes For	Against	Abstain	Broker Non-Votes
Forrest Reynolds (Class A)	291,524	26,624	200,864	463,841
Louis Berezovsky (Class A)	291,571	26,581	200,860	463,841
Gregory Thompson (Class B)	291,551	26,602	200,859	463,841
Paul Warley (Class B)	266,569	26,578	225,865	463,841
David Peterson (Class A)	291,655	26,497	200,860	463,841

All five director nominees were duly elected.

Proposal 2 - Ratification of appointment of independent registered accounting firm – Haynie & Company

Votes For	Votes Against	Abstain	Broker Non-Votes
726,173	54,913	201,767	0

Proposal 2 was approved.

Proposal 3 – Approval of the Company’s 2023 Equity Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
272,295	46,463	200,254	463,841

Proposal 3 was approved.

Proposal 4 – Approval, on an advisory basis, the compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Votes
270,983	47,354	200,675	463,841

Proposal 4 was approved.

Proposal 5 – Advisory vote on the frequency of holding the vote on the compensation of the Company’s Named Executive Officers

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
284,595	707	10,911	222,799	463,841

One year frequency was approved by the stockholders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	10.1	Ascent Solar 2023 Equity Incentive Plan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

December 15, 2023	By:	/s/ Jin Jo
Name: Jin Jo
Title: Chief Financial Officer